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                                                                    Exhibit 23.1

                   INFORMATION RESOURCES, INC. & SUBSIDIARIES

                        CONSENT OF INDEPENDENT CERTIFIED
                               PUBLIC ACCOUNTANTS


     We have issued our reports dated February 15, 1996 accompanying the consolidated financial statements and schedules and, March 24, 1995 accompanying the December 31, 1994 financial statements of IRI-SECODIP, S.N.C., included in the Annual Report of Information Resources, Inc. & Subsidiaries on Form 10-K for the year ended December 31, 1995. We hereby consent to the incorporation by reference of said reports in the Registration Statements of Information Resources, Inc. on Forms S-8 (File Nos. 33-48289, 33-48290, 33-48291, 33-52719,
33-52721 and 33-54649).


                                 Grant Thornton LLP

Chicago, Illinois
March 22, 1996
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                                                                      EXHIBIT 23



                        CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-48289) pertaining to the Information Resources, Inc. Nonqualified Stock Option Plan , the Registration Statement (Form S-8
No. 33-48290) pertaining to the Information Resources, Inc. 1992 Incentive Stock Option Plan, the Registration Statement (Form S-8 No. 33-48291) pertaining to the Information Resources, Inc. 1992 Executive Stock Option Plan, the Registration Statement (Form S-8 No. 33-52719) pertaining to the Information Resources, Inc. Nonqualified Stock Option Plan , the Registration Statement (Form S-8 No. 33-52721) pertaining to the Information Resources, Inc. Employee Nonqualified Stock Option Plan and the Registration Statement (Form S-8
No. 33-54649) pertaining to the Information Resources, Inc. 1992 Executive Stock Option Plan and in the related Prospectuses of our report dated February 12, 1997 with respect to the consolidated financial statements and schedule of Information Resources, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 1996.

                                                     ERNST & YOUNG LLP

Chicago, Illinois
March 25, 1997